UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

All Terrain Opportunity Fund

(Institutional Class: TERIX)

ANNUAL REPORT

OCTOBER 31, 2018

All Terrain Opportunity Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	22
Supplemental Information	23
Expense Example	25

This report and the financial statements contained herein are provided for the general information of the shareholders of the All Terrain Opportunity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.allterrainfunds.com

CASTLE FINANCIAL & RETIREMENT PLANNING ASSOCIATES, INC.

BAUER CAPITAL MANAGEMENT, LLC

All Terrain Opportunity Fund Annual Report

Dear Fellow Shareholders,

Over the last year, as of 10/31/18, the All Terrain Opportunity Fund’s Institutional Class shares returned 3.23% while the HFRX Global Hedge Fund Index was down -3.53%. The All Terrain Opportunity Fund outperformed its respective benchmark by wide margin due to the increased exposure to U.S. equity markets. The fund had solid returns during two significant drops in the equity markets in Q1 2018 and Q4 2018.

Another year of historic market conditions & events

Up to this point, 2018 has been another historic year for global markets. The big three Central Banks - the Federal Reserve (Fed), European Central Bank (ECB), and Bank of Japan (BOJ) amassed $14.3 trillion dollars in total assets. The Fed balance sheet equates to 20.3% of the total U.S. Gross Domestic Product (GDP), the ECB equals 39.5% and the BOJ accounts for an alarming 99.5% of GDP, as a percentage of local currency nominal GDP. One must wonder how this experiment will end and what the repercussions will be in the future. We are monitoring a major slowdown in asset purchases by major Central Banks globally. This figure is nearly negative on a year over year basis, which seems to be contributing to volatility in financial markets. Accordingly, a tactical "All Terrain" strategy makes sense for this uncertain global environment.

Equity Strategy

Our disciplined VERT process combines Valuations, Economic data, Risk indicators, and Trends, which drive our portfolio allocation. We evaluate global equity markets on an ongoing basis across the world in order to rotate the portfolio according to our unique process. When economic data and trends are deteriorating, the All Terrain Opportunity Fund reduces exposure to equities in order to potentially preserve capital for investors. In the opposite scenario, when the data is improving and leading indicators are strong, the fund will allocate more capital to equities. Our forecast for equity returns (Valuations) on the U.S. indices remains very anemic with 4% to 5% annualized returns for the foreseeable future. The Federal Reserve continues to tighten monetary policy at a very gradual pace towards its goal of 2.50% to 3.00% on the fed funds, which should be accomplished by mid to late 2019.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment and principal will fluctuate so that investors shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call

1-844-441-4440.

Over the past year, equity markets have experienced volatility, which we believe will continue for the remainder of the year. The U.S. equity market remained very strong relative to the rest of the globe and is still marginally higher. Our models favored U.S. equity markets with the majority of the fund’s equity assets in domestic investments for the year. We believe that using the S&P 500 and other index products as our equity proxies benefited our shareholders by diversifying the exposure to the United States. This helped reduce overall risk by owning a basket of securities rather than holding very few individual company stocks, which would increase business risk to our shareholders.

The U.S. equity markets made new all-time highs in 2018 as tax reform and global growth is at center stage with strong earnings growth. The economic backdrop for the U.S. remains solid with GDP hovering around the 3% to 4%, while corporations continue to buy back their stocks at record paces. Growth stocks continue to be in favor relative to value stocks as mega cap technology companies take more share of the overall U.S. economic landscape. The U.S. consumer remained resilient despite wage growth being very anemic during this economic cycle. Valuations in U.S. equities are very expensive on a historical basis, but we continue to still find value in some individual names and sectors throughout the year when overshoots present themselves. Overall, the 3rd quarter for corporate earnings were excellent. The S&P 500 sales grew 11% while earnings rose 30%, while profit margins expanded to new all-time highs of 12.2%.

Throughout the year, we utilized options to hedge the portfolio from potential drawdowns which was a major contributor to the fund’s performance for the year. The hedges are implemented with our goal of protecting fund shareholders from potential severe shocks that the managers believe could take place. In the beginning of 2018, stocks were off to a strong start as volatility collapsed. Volatility became so cheap, the fund’s managers allocated a portion to the All Terrain Fund’s hedging strategy. The position ended up working out very favoribly for our investors as volatility shot up from very low levels, helping our investors from a shock the equity markets experienced in the first quarter. Despite this first quarter price shock, the equity markets rebounded strongly in the 2nd and 3rd quarter to new highs. Giving up some upside by seeking to preserve capital on the downside is a very important compenent to our overall strategy.

Another two major contributors to the fund’s performance in 2018 were the iShares Edge MSCI USA Value Factor ETF (VLUE) and the iShares Core Dividend Growth ETF (DGRO). These two positions were excellent proxies when allocating to the U.S. market.

On an individual stock basis, we had a position in Amazon, Inc. (AMZN), which was positive contributor for the year. Amazon continues to dominate the retail landscape with a dominant position accounting for nearly 49% of all US e-commerce sales! Amazon also continues to expand their cloud business, which also has a dominate position of nearly 51% of the entire cloud market.

Another postive contributor to the fund’s performance for the year was a position in ETFMG Prime Cyber Secrurity ETF (HACK), which benefited us as SAAS (Software as a Service) stocks outperformed the broader indicies. Cyber security is an area in which companies globally have stated that they will be investing heavily to protect intellectual property and data.

2018 has been a challenging year across all sectors not only for equity markets in the U.S., but also markets around the globe. We prodominatly have avoided other global markets as they have substaintially underperformed domenstic markets. Our positions in the SPDR Dow Jones Industrial Average ETF (DIA) and iShares Core S&P 500 ETF (IVV) were both detractors to the fund’s performance during the year. For this reason, we sold these positions at a loss in order to help and seeking to preserve capital for our investors. Risk management is absolutely crucial in these uncertain times we are currently experiencing.

Fixed Income Strategy

Valuations play a large role in the determination of which securities are selected for the asset allocation breakdown of the All Terrain Opportunity Fund. As mentioned in the equity section, we anticipate lower than normal equity returns on a forward-looking basis, which directly affects how the portfolio is positioned overall. For this reason, the fixed-income allocation in the All Terrain Opportunity Fund has remained a significant portion of All Terrain’s assets. Over the course of this year, we have held a major portion of the fund’s assets in cash because nearly all sectors of the bond market have had a negative return year to date. High yield corporate credit and investment grade corporate credit are both overvalued at the current levels while emerging market debt has sold off due to the rally in the U.S. dollar. For years, cash has earned next to nothing, but with money market fund rates over 2%, our fund has remained liquid to deploy capital on overshoots in not only the equity markets but also the fixed income markets.

Our largest holding in fixed income was Morgan Stanley High Yield (MSYIX), which outperformed the high yield index by holding an overweight position in the exploration and production sector. The fund also has an overweight to the CCC (lower quality) bonds, which provided a boost the fund’s outperformance. The strategy focuses on middle-market bonds and are overweight cyclical sectors such as transports and building materials. The All Terrain Fund liquidated its entire position in MSYIX in order to reduce overall fund risk due to widening in credit spreads.

The fund maintains a position in the Diamond Hill Short Duration Total Return Fund (DHEYX). The fund generates an attractive yield for our shareholders while also positioning the fund for higher interest rates. This strategy fits our current outlook that short-term interest rates will likely continue to rise as the Federal Reserve tightens monetary policy.

Positioning and Outlook

Our current view of the global economy is “cautiously optimistic”, as political tensions are far from over on a global scale. Another major risk to global markets is Central Bank normalization, which we believe will be a major factor in determining global assets prices in 2019 and beyond. The Fed is on the path of tighter policies, and although historically loose, they are slowly reducing their balance sheet while slowly lifting the Fed funds rate. Asset purchases globally have slowed to halt compared to a year earlier, which could lead to further volatility and price shocks. This process will continue to be a significant factor for the global economy as it will impact all asset classes. As the accommodation of global Central Banks subsides, a significant repricing across all fixed income could happen very rapidly.

We are still very optimistic on the U.S. housing market long-term. It is one area that we believe has tremendous growth for the U.S economy over the next decade. Despite the recent slowdown in new home constructions, we believe there is overwhelming demand for new homes across the southern U.S. and western parts of the U.S. as shown by recent new building permit data. The technological boom is also another area that we think will continue to disrupt legacy businesses. Over the past few years, natural disasters have caused a labor shortage all over the country for skilled laborers. We think the equity market may be transitioning away from “buy the dip” mentality to “sell the rallies” but it is yet to be seen if the U.S. is at a major tipping point. We do think the markets are entering a “higher volatility” regime, which may lead to larger swings in the equity markets and may present opportunities for the All Terrain Opportunity Fund to take advantage of.

The recent tax law passed by the GOP provided a significant boost to the economy in 2018 as companies reported solid earnings. Corporate buyback programs have also helped lift equity markets as corporations have bought back almost a trillion dollars of their own stock this year, which is the most in U.S. history. Corporate buybacks allow a company to purchase their own shares and retire them, which means less shares outstanding leading to higher earnings per share. They also allow companies that held cash overseas get a break on potential tax hit for bringing back those profits to the U.S.

This is our current view on some major drivers that should be very important factors when looking forward. Our proprietary models are projecting lower than expected equity returns in the near future due to overvalued equity markets in the U.S. We continue to monitor the situation in global markets as valuations abroad are becoming more attrative on a relative basis to the United States. Model data continues to emphasize lower equity allocations until inputs improve. As market conditions change, the All Terrain Opportunity Fund will adapt and change allocations when deemed necessary.

Sincerely,

Al Procaccino	Korey Bauer

The views in this letter were as of 10/31/2018 and may not necessarily reflect the same views on the date this letter was first published or any time thereafter. These views are intended to help a shareholder in understanding the fund’s investment methodology and do not constitute investment advice.

Investment Considerations: The investment objective is to seek capital appreciation with positive returns in all market conditions. There can be no assurance that the Fund will achieve its objective or that any strategy (risk management or otherwise) will be successful. Stock and bond values fluctuate in price so the value of your investment can go down depending on market conditions. International investing involves special risks including, but not limited to political risks, currency fluctuations, illiquidity and volatility. These risks may be heightened for investments in emerging markets. Derivatives entail risks relating to liquidity, leverage and credit that may reduce returns and increase volatility.

All Terrain Opportunity Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the HFRX Global Hedge Fund Index. Results include the reinvestment of all dividends and capital gains.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2018	1 Year	Since Inception	Inception Date
Institutional Class	3.23%	1.46%	11/03/14
HFRX Global Hedge Fund Index	-3.53%	-0.04%	11/03/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (844) 441-4440.

Gross and net expense ratios for the Fund’s Institutional Class shares were 2.81% and 2.12%, respectively, which were the amounts stated in the current prospectus dated March 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Bauer Capital Management, LLC (“Bauer Capital”), the Fund’s advisors, have contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.60% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 60 days of purchase will be charged a redemption fee of 1.00%.

All Terrain Opportunity Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2018

Number of Shares		Value
	Exchange-Traded Funds – 14.1%
	Equity Funds – 14.1%
5,000	Industrial Select Sector SPDR Fund	$349,400
60,600	iShares Core Dividend Growth ETF	2,125,242
6,000	Materials Select Sector SPDR Fund	315,660
5,000	SPDR S&P 500 ETF Trust	1,353,150
5,800	SPDR S&P Regional Banking ETF	313,142
		4,456,594
	Total Exchange-Traded Funds (Cost $4,429,145)	4,456,594
	Mutual Funds – 16.1%
	Equity Funds – 0.3%
1,961	MFS International Value Fund - Class I	83,161
	Fixed Income Funds – 15.8%
495,737	Diamond Hill Short Duration Total Return Fund - Class Y	4,977,197
	Total Mutual Funds (Cost $5,085,200)	5,060,358

Number of Contracts
	Purchased Options Contracts – 0.3%
	Call Options – 0.3%
	SPDR S&P 500 ETF Trust
200	Exercise Price: $275.00, Notional Amount: $5,500,000,
	Expiration Date: December 21, 2018*	105,000
	Total Call Options (Cost $81,607)	105,000
	Total Purchased Options Contracts (Cost $81,607)	105,000

Number of Shares
	Short-Term Investments – 80.4%
25,304,113	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 2.04%[1]	25,304,113
	Total Short-Term Investments (Cost $25,304,113)	25,304,113
	Total Investments –110.9% (Cost $34,900,065)	34,926,065
	Liabilities in Excess of Other Assets – (10.9)%	(3,441,088)
	Total Net Assets –100.0%	$31,484,977

ETF – Exchange-Traded Fund

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

SUMMARY OF INVESTMENTS

As of October 31, 2018

Security Type/Sector	Percent of Total Net Assets
Exchange-Traded Funds
Equity Funds	14.1%
Total Exchange-Traded Funds	14.1%
Mutual Funds
Fixed Income Funds	15.8%
Equity Funds	0.3%
Total Mutual Funds	16.1%
Purchased Options Contracts
Call Options	0.3%
Total Purchased Options Contracts	0.3%
Short-Term Investments	80.4%
Total Investments	110.9%
Liabilities in Excess of Other Assets	(10.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2018

Assets:
Investments, at value (cost $34,818,458)	$34,821,065
Purchased options contracts, at value (cost $81,607)	105,000
Receivables:
Fund shares sold	97,000
Dividends and interest	28,684
Prepaid expenses	13,929
Total assets	35,065,678

Liabilities:
Payables:
Segregated cash due to broker	3,035,636
Fund shares redeemed	453,467
Advisory fees	19,251
Auditing fees	14,994
Fund administration fees	13,244
Fund accounting fees	10,220
Transfer agent fees and expenses	7,120
Trustees' deferred compensation (Note 3)	5,896
Custody fees	4,651
Shareholder servicing fees (Note 7)	3,550
Chief Compliance Officer fees	2,754
Trustees' fees and expenses	396
Accrued other expenses	9,522
Total liabilities	3,580,701

Net Assets	$31,484,977

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$30,143,487
Total distributable earnings	1,341,490
Net Assets	$31,484,977

Shares of beneficial interest issued and outstanding	1,209,331
Net asset value per share	$26.04

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2018

Investment Income:
Dividends	$639,273
Dividends from affiliated investments	162,929
Interest	142,094
Total investment income	944,296

Expenses:
Advisory fees	469,401
Fund administration fees	48,241
Fund accounting fees	38,179
Shareholder servicing fees (Note 7)	33,529
Transfer agent fees and expenses	30,351
Registration fees	24,310
Auditing fees	15,001
Chief Compliance Officer fees	14,749
Legal fees	14,301
Trustees' fees and expenses	14,014
Custody fees	13,199
Shareholder reporting fees	8,760
Miscellaneous	8,001
Insurance fees	4,225
Interest expense	24
Total expenses	736,285
Advisory fees waived and/or other expenses absorbed	(193,790)
Voluntary advisory fees waived	(71,452)
Fees paid indirectly	(6,013)
Net expenses	465,030
Net investment income	479,266

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	732,272
Affiliated investments	(47,042)
Purchased options contracts	549,025
Net realized gain	1,234,255

Capital gain distributions from regulated investment companies	20,511

Net change in unrealized appreciation/depreciation on:
Investments	(666,394)
Purchased options contracts	23,393
Net change in unrealized appreciation/depreciation	(643,001)
Net realized and unrealized gain	611,765

Net Increase in Net Assets from Operations	$1,091,031

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$479,266	$798,825
Net realized gain on investments, purchased options contracts and affiliated investments	1,234,255	871,673
Capital gain distributions from regulated investment companies	20,511	22,299
Net change in unrealized appreciation/depreciation on investments	(643,001)	892,013
Net increase in net assets resulting from operations	1,091,031	2,584,810

Distributions to Shareholders:
Distributions[1]	(462,223)
Total	(462,223)

From net investment income		(788,878)
Total		(788,878)

Capital Transactions:
Net proceeds from shares sold	3,195,810	2,873,922
Reinvestment of distributions	462,223	788,878
Cost of shares redeemed[2]	(6,271,656)	(5,418,045)
Net decrease in net assets from capital transactions	(2,613,623)	(1,755,245)

Total increase (decrease) in net assets	(1,984,815)	40,687

Net Assets:
Beginning of period	33,469,792	33,429,105
End of period[3]	$31,484,977	$33,469,792

Capital Share Transactions:
Shares sold	122,509	114,674
Shares reinvested	17,689	31,644
Shares redeemed	(239,860)	(217,267)
Net decrease from capital share transactions	(99,662)	(70,949)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	Net of redemption fee proceeds of $0 and $192, respectively.
[3]	End of year net assets includes accumulated undistributed net investment income of $60,308 for the year ended October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended October 31,			November 3, 2014*
				through
	2018	2017	2016	October 31, 2015
Net asset value, beginning of period	$25.57	$24.23	$24.39	$25.00
Income from Investment Operations:
Net investment income[1,2]	0.37	0.60	0.60	0.29
Net realized and unrealized gain (loss)	0.47	1.33	(0.18)	(0.52)
Total from investment operations	0.84	1.93	0.42	(0.23)

Less Distributions:
From net investment income	(0.37)	(0.59)	(0.58)	(0.38)
Total distributions	(0.37)	(0.59)	(0.58)	(0.38)

Redemption fee proceeds[1]	-	- [3]	-	-

Net asset value, end of period	$26.04	$25.57	$24.23	$24.39

Total return[4]	3.23%	8.05%	1.74%	(0.93)%[8]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,485	$33,470	$33,429	$8,146

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	2.20%	2.34%	2.69%	2.83%[9]
After fees waived and expenses absorbed[5,6]	1.39%	1.49%[7]	1.78%	1.95%[9]
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed[2]	0.62%	1.54%	1.56%	0.30%[9]
After fees waived and expenses absorbed[2]	1.43%	2.39%	2.47%	1.18%[9]

Portfolio turnover rate	550%	280%	206%	283%[8]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Prior to September 16, 2016, returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to September 16, 2016, returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. If the sales charge was included, total returns would be lower.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Prior to September 16, 2016, the Advisor had contractually agreed to limit the operating expenses of Class A to 1.95%. Effective September 16, 2016, the Advisor has contractually agreed to limit the operating expenses to 1.70% of the Institutional Class which was re-designated from Class A on that date. Effective May 1, 2017, the Advisor has contractually agreed to limit the operating expenses to 1.60% of the Institutional Class.
[7]	If interest expense on cash due to broker had been excluded, the expense ratio would have been lowered by 0.01% for the year ended October 31, 2017.
[8]	Not annualized.
[9]	Annualized.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Note 1 – Organization

The All Terrain Opportunity Fund (the ‘‘Fund’’) is organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to provide capital appreciation with positive returns in all market conditions. The Fund commenced investment operations on November 3, 2014, with three classes of shares: Class A, Class C and Class I. Class I shares were liquidated on December 4, 2015. Class C shares were re-designated to Class I shares on August 29, 2016, and were subsequently liquidated on September 30, 2016. Class A shares were re-designated to Institutional Class on September 16, 2016.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2018

(c) Options

The Fund may write or purchase options contracts primarily to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(d) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

(e) Short-Term Investments

The Fund invests a significant amount (80.4% of its net assets as of October 31, 2018) in the Fidelity Investments Money Market Funds – Treasury Portfolio – Class I (“FISXX”). FISXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

FISXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the September 30, 2018 Semi-Annual report of the Fidelity Investments Money Market Funds – Treasury Portfolio – Class I was 0.21%.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2018

(f) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(g) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period November 3, 2014 (commencement of operations) through October 31, 2015, and as of and during the years ended October 31, 2016-2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2018

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”), and Bauer Capital Management, LLC (“Bauer Capital”), who serve as co-investment advisors and construct the Fund’s portfolio (collectively referred to as the “Advisors”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to Bauer Capital and Castle Financial at the following annual rates based on the Fund’s average daily net assets:

Advisory Fees
Castle Financial	0.56%
Bauer Capital	0.84%
Total	1.40%

Until further notice, Castle Financial has agreed to voluntarily waive any advisory fee that it is entitled to receive after its payment of any reimbursement to the Fund of operating expenses pursuant to its expense limitation agreement.

The Advisors have contractually agreed to waive their fee and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.60% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended October 31, 2018, the Advisors waived advisory fees and absorbed other expenses totaling $265,242. The advisors will not seek recoupment of any advisory fee waived or other expenses absorbed.

	Advisory Fees Accrued	Advisory Fees Waived and/or Other Expenses Absorbed
Castle Financial	$187,760	$187,760	*
Bauer Capital	$281,641	$77,481

*	Castle Financial has agreed to voluntarily waive a portion of its advisory fee after expenses reimbursed. The voluntarily advisory fee waived is reported on the Statement of Operations.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2018, are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2018, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations. A portion of the fees were paid by the Trust's Co-Administrators. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2018

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fun until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2018, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At October 31, 2018, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$34,967,646
Gross unrealized appreciation	$66,472
Gross unrealized depreciation	(108,053)
Net unrealized depreciation on investments	$(41,581)

The difference between cost amounts for financial statement and federal income tax purposes are due primarily to wash sale loss deferrals.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$(43,951)	$43,951

As of October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$865,088
Undistributed long-term gains	517,983
Tax accumulated earnings	1,383,071

Accumulated capital and other losses	-
Unrealized depreciation on investments	(41,581)
Total accumulated earnings	$1,341,490

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2018

The tax character of the distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

Distributions paid from:	2018	2017
Ordinary income	$462,223	$788,878
Net long-term capital gains	-	-
Total taxable distributions	462,223	788,878
Total distributions paid	$462,223	$788,878

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the years ended October 31, 2018 and October 31, 2017, respectively, the Fund received $0 and $192, respectively.

Note 6 - Investment Transactions

For the year ended October 31, 2018, purchases and sales of investments, excluding short-term investments and options, were $133,083,233 and $153,606,650, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets attributable to Institutional Class shares to shareholder servicing agents who provide administrative and support services to their customers. The Plan was effective for Class I (formerly Class C) and Class I until their liquidation date.

For the year ended October 31, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2018

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Exchange-Traded Funds[1]	$4,456,594	$-	$-	$4,456,594
Mutual Funds[1]	5,060,358	-	-	5,060,358
Purchased Options Contracts	105,000	-	-	105,000
Short-Term Investments	25,304,113	-	-	25,304,113
Total Investments	$34,926,065	$-	$-	$34,926,065

*	The Fund did not hold any Level 2 or 3 securities at period end.
[1]	Exchange-traded funds and mutual funds held in the Fund are Level 1 securities. For a detailed break-out of exchange-traded funds or mutual funds by asset classification, please refer to the Schedule of Investments.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended October 31, 2018.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018, are as follows:

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2018

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts
Equity contracts	$549,025
Total	$549,025

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts
Equity contracts	$23,393
Total	$23,393

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of October 31, 2018, are as follows:

Derivative	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	$ 1,100,000

Note 11 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which a Fund has ownership of a least 5% of the voting securities or any other investment which is advised by or sponsored by the Advisor. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of October 31, 2018 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

Security	Beginning		Sales	Realized	Appreciation	Value End	Dividend
Description	of Period	Purchases	Proceeds	Gain (Loss)	(Depreciation)	of Period	Income
Morgan Stanley Inst. Fund Trust – High Yield Portfolio	$-	$5,000,000	$(4,952,958)	$(47,042)	$-	$-	$162,929
Total	$-	$5,000,000	$(4,952,958)	$(47,042)	$-	$-	$162,929

	Principal Amount/Shares			Principal Amount/Shares
Security	Beginning			End
Description	of Period	Purchases	Sales	of Period
Morgan Stanley Inst. Fund Trust – High Yield Portfolio	-	500,602	(500,602)	-
Total	-	500,602	(500,602)	-

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2018

The Fund declared the payment of a distribution to be paid, on December 28, 2018, to shareholders of record on December 27, 2018 as follows:

Long Term Capital Gain	Short Term Capital Gain	Income
$0.42940	$0.70311	$0.03089

On December 14, 2018, Bauer Capital Management, LLC (“Bauer”), the co-investment adviser for the All Terrain Opportunity Fund (the “Fund”), entered into an agreement (the “Agreement”) pursuant to which substantially all of Bauer’s assets were acquired by Foothill Capital Management, LLC (“FCM”), a registered investment adviser. Under the Investment Company Act of 1940, as amended, the acquisition of Bauer by FCM resulted in the Fund’s current investment advisory contract with Bauer to terminate. In anticipation of this transaction the Board of Trustees of the Trust (the “Board”) at a meeting held on October 17, 2018 considered and approved a new interim investment advisory agreement between the Trust and FCM with respect to the Fund (the “New Agreement”), pursuant to which FCM would become the co-investment adviser for the Fund effective upon the closing date of the acquisition. The acquisition is not expected to cause any changes to the Fund’s advisory fees, expense caps, day-to-day management of the Fund, or the Fund’s objectives or strategies.

In addition to approving the New Agreement, the Board also approved the submission of a proposal to the Fund’s shareholders to approve the New Agreement for the Fund. A special meeting of Fund shareholders will be held to consider the New Agreement. Proxy materials will be sent to Fund shareholders with more information about the New Agreement and related matters.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of All Terrain Opportunity Fund and

the Board of Trustees of Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of All Terrain Opportunity Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 31, 2018

All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)

For the year ended October 31, 2018, 33.10% of the dividends to be paid from net investment income, including short-term capital gains, if any, from the Fund, are designated as qualified dividend income.

For the year ended October 31, 2018, 25.31% of the dividends to be paid from net investment income, including short-term capital gains, if any, from the Fund, are designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 441-4440. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	1	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014).	1	Investment Managers Series Trust, a registered investment company (includes 67 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	1	Investment Managers Series Trust, a registered investment company (includes 67 portfolios).

All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co- Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management

(2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

All Terrain Opportunity Fund

EXPENSE EXAMPLE

For the Six Months Ended October 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period* 5/1/18 – 10/31/18
Actual Performance	$ 1,000.00	$1,004.40	$ 6.90
Hypothetical (5% annual return before expenses)	1,000.00	1,018.33	6.94

*	Expenses are equal to the Fund’s annualized expense ratios of 1.36%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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All Terrain Opportunity Fund

A series of Investment Managers Series Trust II

Investment Co-Advisor

Castle Financial & Retirement Planning Associates, Inc.

2899 State Highway 35
Hazlet, New Jersey 07730-1549

Investment Co-Advisor

Bauer Capital Management, LLC

2899 State Highway 35
Hazlet, New Jersey 07730-1549

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

50 S. 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
All Terrain Opportunity Fund – Institutional Class	TERIX	46141T 406

Privacy Principles of the All Terrain Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the All Terrain Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 441-4440 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (844) 441-4440 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (844) 441-4440. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (844) 441-4440.

All Terrain Opportunity Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (844) 441-4440

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-844-441-4440.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader. The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	01/09/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	01/09/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/09/2019